UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 6-K

Report of Foreign Private Issuer

Pursuant to Rule 13a-16 or 15d-16

Under the Securities Exchange Act of 1934

For the month of November, 2008

Commission File No.: ___-_______

VISIPHOR CORPORATION

(Translation of the registrant’s name into English)

1100 – 4710 Kingsway

Burnaby, B.C. V5H 4M2

(Address of principal executive office)

Indicate by check mark whether the registrant files or will file annual reports under cover Form 20-F or Form 40-F.

Form 20-F      X      Form 40- F

Indicate by check mark if the registrant is submitting the Form 6-K in paper as permitted by Regulation S-T Rule 101(b)(1): _____________________

Indicate by check mark if the registrant is submitting the Form 6-K in paper as permitted by Regulation S-T Rule 101(b)(7): _____________________

Indicate by check mark whether the registrant by furnishing the information contained in this Form is also thereby furnishing the information to the Commission pursuant to Rule 12g3-2(b) under the Securities Exchange Act of 1934.

Yes           No    X

FURNISHED HEREWITH

Exhibit

99.1

Press release dated November 25, 2008

99.2

Demand Note dated November 20, 2008 from Quorum Investment Pool Limited Partnership under the $500,000 Amended & Restated Convertible Secured Debenture dated December 17, 2007, $1,750,000 Amended and Restated Convertible Debenture March 11, 2008 Indebtedness to QIP Management Investments under $120,000 Promissory Note dated July 30, 2008; Indebtedness to Quorum Secured Equity Investment under $1,600,000 Convertible Secured Debenture dated July 12, 2006 and the $100,000 convertible Secured Debenture dated May 16, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VISIPHOR CORPORATION

Date:  November 27, 2008

/s/ Sunil Amin

Sunil Amin, Chief Financial Officer

Exhibit 99.1

NEWS RELEASE: FOR IMMEDIATE DISTRIBUTION

VISIPHOR RECEIVES DEMAND FOR PAYMENT

VANCOUVER, CANADA, November 25, 2008 – Visiphor Corporation (“Visiphor”) (OTCBB: VISRF; TSX-V: VIS; DE: IGYA) announced that it has received demands for payment and notices of intention to enforce security from Quorum Secured Equity Trust and Quorum Investment Pool Limited Partnership (collectively "Quorum"). After a period of 10 days Quorum will be in a position to take steps to enforce their security against the assets of Visiphor and its subsidiaries. The Company and Quorum are negotiating a possible standstill agreement in which Quorum will hold off on exercising any rights during the standstill period.

Also Ms. Wanda Dorosz and Mr. Michael Goffin have resigned as directors of the Company.

About Visiphor

Visiphor software products and services deliver practical, rapidly deployable solutions that integrate business processes and databases. The Company’s solutions focus on disparate process and data management problems that exist in numerous verticals spanning government, energy, law enforcement, security, health care and financial services. Using industry standard Web Services and Service Oriented Architecture (“SOA”), Visiphor delivers a secure and economical approach to true, real-time application interoperability.

Visiphor is a Microsoft Gold Certified Partner. For information about Visiphor or the Company’s products and services, please visit www.visiphor.com.

-- 30 --

ON BEHALF OF THE BOARD OF DIRECTORS

“Oliver ‘Buck’ Revell”

Chairman, Visiphor Corporation

Investor and Media Inquiries:

Roy Trivett, CEO

Visiphor Corporation

Phone: +1-604-684-2449 Ext. 234

E-mail: roy.trivett@visiphor.com

The TSX Venture Exchange has not reviewed and does not accept responsibility for the adequacy or accuracy of this news release.

Forward Looking Statements: This press release may contain statements that constitute “forward-looking statements” within the meaning of applicable Canadian and United States securities laws.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements.  Factors that could cause actual results to differ materially from anticipated results include the risks and uncertainties described in Visiphor Corporation’s Form 10-KSB filed with the United States Securities and Exchange Commission.  We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Exhibit 99.2

ACCESS
LAW GROUP*

PETER J. MOGAN
Lawyer, Mediator

DIRECT LINE: (604) 801-6023
Email: pmogan@accesslaw.ca

November 20, 2008

File No. 14392.000

BY HAND

Visiphor Corporation
1100 - 4710 Kingsway
Burnaby, British Columbia
V5H 4M2

1500 - 1055 West Georgia Street
Vancouver, British Columbia
V6E 4N7

Dear Sirs/Mesdames:

Re: Indebtedness to Quorum Investment Pool Limited Partnership under the $500,000.00 Amended and Restated Convertible Secured Debenture dated December 13, 2007, $1,750,000.00 Amended and Restated Convertible Secured Debenture dated March 11, 2008 (collectively, the "Debentures") Indebtedness to QIP MANAGEMENT INC. under the $120,000.00 Promissory Note dated July 30, 2008 (the "Note)

We are the solicitors for Quorum Investment Pool Limited Partnership ("QIP") and QIP Management Inc. ("QMI"). We refer to your indebtedness to QIP under the Debentures referred to above and your indebtedness to QMI in its capacity as General Partner of QIP under the Note referred to above.

You have defaulted in your obligations under both of the Debentures and the Note by failing to make payments on their respective due dates, threatening to cease to carry on your normal course of business, failing to pay indebtedness to any person in excess of $100,000.00 in aggregate, and allowing the occurrence of events which could reasonably be expected to have a material adverse effect on your company and subsidiaries taken as a whole. Accordingly, QIP is now entitled to demand payment of all amounts owing under the Debentures and the Note.

*An Association of Lawyers and Personal Law Corporations • Telephone: (604) 689-8000 • Facsimile: (604) 689-8835
Suite 1700, 1185 West Georgia Street, Vancouver, British Columbia, Canada V6E 4E6
www.accesslaw.ca

ACCESS
LAW GROUP

Page 2

On behalf of QIP, we hereby demand payment in full of your liabilities to QIP under the Debentures and the Note. We are instructed that the amount owing under the Debentures, as at November 18, 2008, is $1,916,110.98 for principal and interest (the "Outstanding Amount").

Unless we receive at our address set out herein payment in full of the Outstanding Amount plus daily interest to the date of payment at the default interest rate of 10% per annum, by certified cheque or bank draft payable to "Access Law Group, in trust," on or before 4:00 pm, Wednesday November 26, 2008, legal proceedings including enforcement of QIP's security, will be commenced against you without further notice.

Pursuant to the *Bankruptcy and Insolvency Act*, we enclose a Notice of Intention to Enforce Security in the prescribed form.

Yours very truly,

ACCESS LAW GROUP

PER:
Peter J. Mogan

Enc.

FORM 86

NOTICE OF INTENTION TO ENFORCE SECURITY
(Rule 124)

To: **Visiphor Corporation,** an insolvent person

Take notice that:

1. Quorum Investment Pool Limited Partnership, a secured creditor, intends to enforce its security on the insolvent person's property described below:

   All present and after-acquired personal and real property.

2. The security that is to be enforced is the following:

   Amended and Restated Convertible Secured Debenture dated December 13, 2007, and

   Amended and Restated Convertible Secured Debenture dated March 11, 2008.

   Promissory Note dated July 30, 2008.

3. The total amount of indebtedness secured by the security as at November 18, 2008, is $1,916,110.98.

4. The secured creditor will not have the right to enforce the security until after the expiry of the 10-day period after this notice is sent unless the insolvent person consents to an earlier enforcement.

DATED at Vancouver, British Columbia, this 20th day of November, 2008

Quorum Investment Pool Limited Partnership

Per:______________________
Solicitor for
Quorum Investment Pool Limited Partnership

ACCESS
LAW GROUP*

PETER J. MOGAN
Lawyer, Mediator

DIRECT LINE: (604) 801-6023
Email: pmogan@accesslaw.ca

November 20, 2008

File No. 14392.000

Visiphor Corporation
1100 - 4710 Kingsway
Burnaby, British Columbia
V5H 4M2

1500 - 1055 West Georgia Street
Vancouver, British Columbia
V6E 4N7

Dear Sirs/Mesdames:

Re: Indebtedness to Quorum Secured Equity Trust under the $1,600,000.00 Convertible Secured Debenture dated July 12, 2006, and the $100,000.00 Convertible Secured Debenture dated May 16, 2007 (collectively, the "Debentures")

We are the solicitors for Quorum Secured Equity Trust ("QSET"). We refer to your indebtedness to QSET under the Debentures referred to above.

You have defaulted in your obligations under both of the Debentures by failing to make payments on their respective due dates, threatening to cease to carry on your normal course of business, failing to pay indebtedness to any person in excess of $100,000.00 in aggregate, and allowing the occurrence of events which could reasonably be expected to have a material adverse effect on your company and subsidiaries taken as a whole. Accordingly, QSET is now entitled to demand payment of all amounts owing under the Debentures.

On behalf of QSET, we hereby demand payment in full of your liabilities to QSET under the Debentures. We are instructed that the amount owing under the Debentures, as at November 18, 2008, is $1,792,493.09 for principal and interest (the "Outstanding Amount").

*An Association of Lawyers and Personal Law Corporations • Telephone: (604) 689-8000 • Facsimile: (604) 689-8835
Suite 1700, 1185 West Georgia Street, Vancouver, British Columbia, Canada V6E 4E6
www.accesslaw.ca

ACCESS
LAW GROUP

Page 2

Unless we receive at our address set out herein payment in full of the Outstanding Amount plus daily interest to the date of payment at the default interest rate of 10% per annum, by certified cheque or bank draft payable to "Access Law Group, in trust," on or before 4:00 pm, Wednesday November 26, 2008, legal proceedings including enforcement of QSET's security, will be commenced against you without further notice.

Pursuant to the *Bankruptcy and Insolvency Act*, we enclose a Notice of Intention to Enforce Security in the prescribed form.

Yours very truly,

ACCESS LAW GROUP

PER:

Peter J. Mogan

Enc.

FORM 86

NOTICE OF INTENTION TO ENFORCE SECURITY
(Rule 124)

To: **Visiphor Corporation,** an insolvent person

Take notice that:

1. Quorum Secured Equity Trust, a secured creditor, intends to enforce its security on the insolvent person's property described below:

   All present and after-acquired personal property.

2. The security that is to be enforced is the following:

   Convertible Secured Debenture dated July 12, 2006, and

   Convertible Secured Debenture dated May 16, 2007.

3. The total amount of indebtedness secured by the security as at November 18, 2008, is $1,792,493.09.

4. The secured creditor will not have the right to enforce the security until after the expiry of the 10-day period after this notice is sent unless the insolvent person consents to an earlier enforcement.

DATED at Vancouver, British Columbia, this 20th day of November, 2008

Quorum Secured Equity Trust

Per:____________________
Solicitor for
Quorum Secured Equity Trust

ACCESS
LAW GROUP*

PETER J. MOGAN
Lawyer, Mediator

DIRECT LINE: (604) 801-6023
Email: pmogan@accesslaw.ca

November 20, 2008

File No. 14392.000

BY HAND

Visiphor (U.S.) Corporation
1100 - 4710 Kingsway
Burnaby, British Columbia
V5H 4M2

1500 - 1055 West Georgia Street
Vancouver, British Columbia
V6E 4N7

Dear Sirs/Mesdames:

Re: Indebtedness to Quorum Investment Pool Limited Partnership under Sunaptic Solutions International, Inc. Guarantees to the $500,000.00 Amended and Restated Convertible Secured Debenture dated December 13, 2007,
$1,750,000.00 Amended and Restated Convertible Secured Debenture dated March 11, 2008 (collectively, the "Debentures")
Indebtedness to QIP MANAGEMENT INC. under the
$120,000.00 Promissory Note dated July 30, 2008 (the "Note)

We are the solicitors for Quorum Investment Pool Limited Partnership ("QIP") and QIP Management Inc. ("QMI"). We refer to your indebtedness to QIP as a guarantor of Visiphor Corporation under the Debentures referred to above and your indebtedness to QMI in its capacity as General Partner of QIP as a guarantor of Visiphor Corporation under the Note referred to above.

*An Association of Lawyers and Personal Law Corporations • Telephone: (604) 689-8000 • Facsimile: (604) 689-8835
Suite 1700, 1185 West Georgia Street, Vancouver, British Columbia, Canada V6E 4E6
w w w . a c c e s s l a w . c a

ACCESS LAW GROUP

Page 2

Visiphor Corporation has defaulted in its obligations under security given to QIP regarding the Debentures and the Note by failing to make payments on their respective due dates, threatening to cease to carry on its normal course of business, failing to pay indebtedness to any person in excess of $100,000.00 in aggregate, and allowing the occurrence of events which could reasonably be expected to have a material adverse effect on Visiphor Corporation and subsidiaries taken as a whole. Accordingly, QIP is now entitled to demand payment from you, as guarantor of the obligations of Visiphor Corporation, of all amounts owing under the Debentures and the Note.

On behalf of QIP, we hereby demand payment in full of Visiphor Corporation's liabilities to QIP under the Debentures and the Note. We are instructed that the amount owing under the Debentures and the Note, as at November 18, 2008, is $1,916,110.98 for principal and interest (the "Outstanding Amount").

Unless we receive at our address set out herein payment in full of the Outstanding Amount plus daily interest to the date of payment at the default interest rate of 10% per annum, by certified cheque or bank draft payable to "Access Law Group, in trust," on or before 4:00 pm, Wednesday November 26, 2008, legal proceedings will be commenced against you without further notice.

Yours very truly,

ACCESS LAW GROUP

PER:
Peter J. Mogan

PETER J. MOGAN
Lawyer, Mediator

DIRECT LINE: (604) 801-6023
Email: pmogan@accesslaw.ca

ACCESS
LAW GROUP*

November 20, 2008

File No. 14392.000

BY HAND

Sunaptic Solutions Incorporated
1100 - 4710 Kingsway
Burnaby, British Columbia
V5H 4M2

1500 - 1055 West Georgia Street
Vancouver, British Columbia
V6E 4N7

Dear Sirs/Mesdames:

Re: Indebtedness to Quorum Investment Pool Limited Partnership under Sunaptic Solutions International, Inc. Guarantees to the $500,000.00 Amended and Restated Convertible Secured Debenture dated December 13, 2007, $1,750,000.00 Amended and Restated Convertible Secured Debenture dated March 11, 2008 (collectively, the "Debentures") Indebtedness to QIP MANAGEMENT INC. under the $120,000.00 Promissory Note dated July 30, 2008 (the "Note)

We are the solicitors for Quorum Investment Pool Limited Partnership ("QIP") and QIP Management Inc. ("QMI"). We refer to your indebtedness to QIP as a guarantor of Visiphor Corporation under the Debentures referred to above and your indebtedness to QMI in its capacity as General Partner of QIP as a guarantor of Visiphor Corporation under the Note referred to above.

Visiphor Corporation has defaulted in its obligations under security given to QIP regarding the Debentures and the Note by failing to make payments on their respective due dates, threatening to cease to carry on its normal course of business, failing to pay indebtedness to any person in excess of $100,000.00 in aggregate, and allowing the occurrence of events

*An Association of Lawyers and Personal Law Corporations • Telephone: (604) 689-8000 • Facsimile: (604) 689-8835
Suite 1700, 1185 West Georgia Street, Vancouver, British Columbia, Canada V6E 4E6
www.accesslaw.ca

ACCESS LAW GROUP

Page 2

which could reasonably be expected to have a material adverse effect on Visiphor Corporation and subsidiaries taken as a whole. Accordingly, QIP is now entitled to demand payment from you, as guarantor of the obligations of Visiphor Corporation, of all amounts owing under the Debentures and the Note.

On behalf of QIP, we hereby demand payment in full of Visiphor Corporation's liabilities to QIP under the Debentures and the Note. We are instructed that the amount owing under the Debentures and the Note, as at November 18, 2008, is $1,916,110.98 for principal and interest (the "Outstanding Amount").

Unless we receive at our address set out herein payment in full of the Outstanding Amount plus daily interest to the date of payment at the default interest rate of 10% per annum, by certified cheque or bank draft payable to "Access Law Group, in trust," on or before 4:00 pm, Wednesday November 26, 2008, legal proceedings will be commenced against you without further notice.

Yours very truly,

ACCESS LAW GROUP

PER: ______________________
Peter J. Mogan

ACCESS
LAW GROUP*

PETER J. MOGAN
Lawyer, Mediator

DIRECT LINE: (604) 801-6023
Email: pmogan@accesslaw.ca

November 20, 2008

File No. 14392.000

BY HAND

Sunaptic Solutions International, Inc.
1100 - 4710 Kingsway
Burnaby, British Columbia
V5H 4M2

1500 - 1055 West Georgia Street
Vancouver, British Columbia
V6E 4N7

Dear Sirs/Mesdames:

Re: Indebtedness to Quorum Investment Pool Limited Partnership under Sunaptic Solutions International, Inc. Guarantees to the $500,000.00 Amended and Restated Convertible Secured Debenture dated December 13, 2007, $1,750,000.00 Amended and Restated Convertible Secured Debenture dated March 11, 2008 (collectively, the "Debentures") Indebtedness to QIP MANAGEMENT INC. under the $120,000.00 Promissory Note dated July 30, 2008 (the "Note)

We are the solicitors for Quorum Investment Pool Limited Partnership ("QIP") and QIP Management Inc. ("QMI"). We refer to your indebtedness to QIP as a guarantor of Visiphor Corporation under the Debentures referred to above and your indebtedness to QMI in its capacity as General Partner of QIP as a guarantor of Visiphor Corporation under the Note referred to above.

*An Association of Lawyers and Personal Law Corporations • Telephone: (604) 689-8000 • Facsimile: (604) 689-8835
Suite 1700, 1185 West Georgia Street, Vancouver, British Columbia, Canada V6E 4E6
www.accesslaw.ca

ACCESS LAW GROUP

Page 2

Visiphor Corporation has defaulted in its obligations under security given to QIP regarding the Debentures and the Note by failing to make payments on their respective due dates, threatening to cease to carry on its normal course of business, failing to pay indebtedness to any person in excess of $100,000.00 in aggregate, and allowing the occurrence of events which could reasonably be expected to have a material adverse effect on Visiphor Corporation and subsidiaries taken as a whole. Accordingly, QIP is now entitled to demand payment from you, as guarantor of the obligations of Visiphor Corporation, of all amounts owing under the Debentures and the Note.

On behalf of QIP, we hereby demand payment in full of Visiphor Corporation's liabilities to QIP under the Debentures and the Note. We are instructed that the amount owing under the Debentures and the Note, as at November 18, 2008, is $1,916,110.98 for principal and interest (the "Outstanding Amount").

Unless we receive at our address set out herein payment in full of the Outstanding Amount plus daily interest to the date of payment at the default interest rate of 10% per annum, by certified cheque or bank draft payable to "Access Law Group, in trust," on or before 4:00 pm, Wednesday November 26, 2008, legal proceedings will be commenced against you without further notice.

Yours very truly,

ACCESS LAW GROUP

PER:

Peter J. Mogan